AMENDMENT TO
        AMERICAN GENERAL CORPORATION
        1984 STOCK AND INCENTIVE PLAN
           AS AMENDED AND RESTATED
          AS OF FEBRUARY 8, 1994
       AS FURTHER AMENDED AND RESTATED
           AS OF FEBRUARY 1, 1998


     WHEREAS, AMERICAN GENERAL CORPORATION,
its shareholders and certain affiliates have heretofore adopted the above-captioned stock and incentive plan (as amended to date on January 20, 1999 and January 20, 2000, the
"1994 Plan") for the benefit of certain
eligible individuals; and

     WHEREAS, Section 12 of the 1994 Plan
allows AMERICAN GENERAL CORPORATION to amend the 1994 Plan (subject to the limitations expressed therein);

  NOW, THEREFORE, the 1994 Plan shall be
amended effective as of November 2, 2000, as follows:

     1.   Subparagraph (d) of Section 2 shall be
          modified to read in its entirety, as
          follows:

               "(d) "Committee" means a
          committee of one or more directors
          of American General Corporation
          who are selected by the Board as
          provided in Section 4(a)."

     2.   The following new paragraph shall be
          added to Section 4:

               "(d) Special Committee.
          Notwithstanding the foregoing, the
          Board may select and appoint a
          special Committee comprised of one
          or more directors, which directors
          need not meet the qualifications
          set forth in Section 4(a), for
          issuance of Awards under the Plan
          to Employees of the Company;
          provided that the authority of
          such special Committee shall
          exclude awards to individuals who
          are either reporting persons for
          purposes of Section 16 of the
          Securities Exchange Act of 1934 or
          "covered employees" (or Employees
          designated as potential "covered
          employees") under Section 162(m)
          of the Code. Such special
          Committee shall have the powers of
          the Committee set forth in Section
          4 for the limited purpose set
          forth in the preceding sentence."

          3.   As amended hereby, the 1994
          Plan is specifically ratified and
          reaffirmed.


     EXECUTED by the undersigned officer as
of November 2, 2000.


               AMERICAN GENERAL CORPORATION


               By:  /S/ GARY D. REDDICK
               Name:     Gary D. Reddick
               Title:    Executive Vice
				 President and
				 Chief Administrative
				 Officer